SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  May 15, 1995



                                  REXEL, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)






                                   New York
                ----------------------------------------------
                (State or other jurisdiction of incorporation)






      1-5731                                   13-1474527
- ------------------------           ---------------------------------
(Commission File Number)           (IRS Employer Identification No.)


150 Alhambra Circle, Coral Gables, Florida        33134
- -------------------------------------------------------
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (305) 446-8000


                             WILLCOX & GIBBS, INC.
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          At the annual meeting of stockholders of Willcox & Gibbs, Inc. (the "Company") held on May 12, 1995, an amendment to the Restated Certificate of Incorporation of the Company was approved changing the Company's name to Rexel, Inc. A Restated Certificate of Incorporation of the Company implementing that and certain other amendments was filed with the Secretary of State of New York and became effective on May 15, 1995.

                                SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               REXEL, INC.



                               By /s/ Jon O. Fullerton
                                  --------------------
                                  Jon O. Fullerton
                                  Vice President
                                  and General
                                  Counsel


Date:  May 25, 1995